NAA World Equity Income Fund
Class A	Class C	Institutional	Class P
SEQAX	SFGCX	SEWIX	SEQPX

September 3, 2024
SUMMARY PROSPECTUS	(as amended on November 11, 2024)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at naafunds.com/mutualfunds/literature. You may also obtain this information about the Fund at no cost by calling 833.840.3937. The Fund’s full prospectus and Statement of Additional Information, dated September 3, 2024 are incorporated by reference into this summary prospectus.

Investment Objective

The NAA World Equity Income Fund (the “Fund”) seeks total return comprised of capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and additional fees to financial intermediaries, which are not reflected in the table and example.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class	Class P
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None	None

*	A 1.00% deferred sales charge may be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.

**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Institutional Class	Class P
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses(1)	0.61%	0.58%	0.54%	0.59%
Total Annual Fund Operating Expenses	1.56%	2.28%	1.24%	1.54%
Less Management Fee Reductions and/or Expense Reimbursements(2)	(0.39%)	(0.36%)	(0.32%)	(0.37%)
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements(2)	1.17%	1.92%	0.92%	1.17%

(1)	Other Expenses have been adjusted from amounts incurred during the Guggenheim World Equity Income Fund’s most recent fiscal year to reflect estimated current expenses. The Guggenheim World Equity Income Fund, a series of Guggenheim Funds Trust, is the predecessor to the Fund (the “Predecessor Fund”).

(2)	New Age Alpha Advisors, LLC (d/b/a New Age Alpha) (the “Adviser”) has contractually agreed, until January 31, 2027, to reduce the Fund’s Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund fees and expenses, and extraordinary expenses such as litigation costs and other expenses not incurred in the ordinary course of the Fund’s business) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A 1.17%, Class C – 1.92%, Institutional Class – 0.92%, and Class P – 1.17%. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. This agreement will terminate automatically if the Fund’s investment advisory agreement (the “Advisory Agreement”) with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect through the expiration date described above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

		1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$589	$869	$1,212	$2,178
Class C	Sold	$295	$678	$1,187	$2,588
Class C	Held	$195	$678	$1,187	$2,588
Institutional Class	Sold or Held	$94	$362	$650	$1,472
Class P	Sold or Held	$119	$450	$804	$1,803

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the fiscal year ended September 30, 2023, the Predecessor Fund’s portfolio turnover rate was 156% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in equity securities. Generally, the Fund intends to invest in dividend- yielding equity securities. The Fund is not limited in the percentage of assets it may invest in securities listed, traded, or dealt in any one country, region, or geographic area, and it may invest in several countries throughout the world, including emerging markets.

While the Fund tends to focus its investments in equity securities of large capitalization companies, it can also invest in companies that represent a broad range of market capitalizations and will not be constrained by capitalization limits. At times, the Fund may thus invest a significant portion of its assets in small- and mid-capitalization companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, REITs, preferred stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADS”), convertible securities and warrants. Convertible securities are hybrid financial instruments that typically consist of bonds, debentures, or preferred shares that can be converted into a specified number of common or preferred shares of the issuing company, typically at the option of the security holder.

The Fund invests in securities denominated in a wide variety of currencies.

The Fund may invest in various investment vehicles, such as exchange-traded funds (“ETFs”) and other mutual funds, to manage its cash position or gain exposure to the equity markets or a particular sector of the equity markets. These investments may be more liquid than investing directly in individual issuers. In selecting mutual funds and ETFs for investment, the Adviser will prioritize investments that align with and support the Fund’s overall strategy.

The Fund may also hold up to 20% of its assets (net assets, plus the amount of any borrowing for investment purposes) in non-equity securities of foreign or U.S. issuers. These investments may include both investment-grade and high-yield fixed income securities.

The Fund may invest in securities of “investment grade” quality. “Investment grade” quality means securities that are rated at the time of purchase Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”), BBB- or higher by Standard & Poor’s Ratings Services (“Standard & Poor’s”), an equivalent rating by another nationally recognized statistical rating organization, or unrated securities determined by the Adviser to be of comparable credit quality. High-yield securities, often referred to as “below investment grade,” include those rated below Baa3 by Moody’s, BBB- by Standard & Poor’s, an equivalent rating by another nationally recognized statistical rating organization, or unrated securities determined by the Adviser to be of comparable credit quality.

The Fund will seek to reduce its interest rate or foreign currency exposure by engaging in transactions and derivatives designed to hedge against adverse movements in interest rates or foreign currencies, including forward foreign currency contracts, spot market transactions, currency futures, swaps, and options. At times, the Fund may engage in extensive foreign currency hedging transactions.

In selecting investments for the Fund, the Adviser uses qualitative and quantitative analysis, credit research, and other proprietary strategies to identify securities that, in combination, are expected to contribute to exceeding the total return of the S&P Developed BMI Index. In buying and selling securities for the Fund, the Adviser will apply its proprietary H-Factor Scores (“H-Factor”) methodology to its security selection process. H-Factor uses an algorithm rooted in actuarial risk principles to construct a portfolio with exposure to returns across sectors, styles, geographies, and asset classes. Using an actuarial-based approach, H-Factor aims to identify underpriced and overpriced securities and assign them an H-Factor score, which is the probability that the issuer will not deliver growth to support the securities’ current price. By assigning these scores, the Adviser seeks to avoid the overpriced securities and invest in the underpriced securities. The Adviser’s team of portfolio managers and analysts use a bottom-up assessment of a company’s potential for success, including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. As a result of this investment process, the Fund may invest in a limited number of sectors or industries.

The Fund will sell investments when they no longer meet the Adviser’s investment criteria, market conditions change, to meet redemption requests, or close or unwind derivatives transactions.

Principal Risks

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The success of the Fund’s investment strategy depends upon the Adviser’s skill in selecting securities for purchase and sale by the Fund, and there is no assurance that the Fund will achieve its investment objective. Because of the types of securities in which the Fund invests and the investment techniques the Adviser uses, the Fund is designed for investors who are investing for the long term. The Fund may not be appropriate for use as a complete investment program. The principal risks of an investment in the Fund are described below.

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are beyond the Adviser’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. Certain market events could increase volatility and exacerbate market risks, such as changes in government’s economic policies, political turmoil, environmental events, trade disputes, epidemics, pandemics, or other public health issues. Turbulence in financial markets and reduced liquidity in equity, credit, and fixed-income markets may negatively affect many issuers domestically and worldwide. It can result in trading halts, any of which could hurt the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and, therefore, adversely affect the Fund.

Large-Capitalization Company Risk. Large-capitalization companies are more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Capitalization Company Risk. Investments in mid-capitalization companies often involve higher risks than large-capitalization companies because these companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations. Mid-capitalization companies are typically subject to greater earnings and changes in business prospects than larger, more established companies. Investors may not follow them widely, which can lower the demand for their stock.

Small-Capitalization Company Risk. The Fund is subject to the risk that securities of small capitalization companies may underperform other segments of the equity market or the equity market as a whole. Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger and more established companies. Because smaller companies may have inexperienced management and limited operating history, product lines, market diversification, and financial resources, the securities of these companies may be more speculative, volatile, and less liquid than the securities of larger companies. They can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings, or other adverse developments.

Management Style Risk. The Adviser’s method of security selection may not be successful, and the Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Fund to meet its investment objective is directly related to the success of the Adviser’s investment process, and there is no guarantee that the Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

Equity Securities Risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. Below are additional risks related to specific equity securities the Fund invests in.

Investment Company Risk. Investing in other investment vehicles, including ETFs, closed-end funds, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, reducing the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares, and the listing exchange may halt trading of the shares.

Preferred Stock Risk. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and has precedence over common stock in paying dividends. If an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over those who own preferred and common stock.

Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a particular period. Warrants may be more speculative than other types of investments. The cost of a warrant may be more volatile than the price of its underlying security, and a warrant may offer more significant potential for capital appreciation and loss. A warrant ceases to have value if it is not exercised before its expiration date.

Foreign Securities Risk. Since the Fund’s investments may include ADRs, representing interests in foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements as U.S. companies, resulting in less publicly available information about these companies. In addition, foreign accounting, auditing, and financial reporting standards differ from those applicable to U.S. companies. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. Below are additional risks related to specific types of foreign securities the Fund invests in.

Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Emerging Markets Risk. Non-U.S. securities may be subject to additional risks due to, among other things, political, social, and economic developments abroad, currency movements, and different legal, regulatory, tax, accounting, and audit environments. These additional risks may be heightened concerning emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting, auditing, and financial record -keeping standards or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may differ from investments in developed markets. A lack of reliable information, rights, and remedies increases the risk of investing in emerging markets compared to more developed ones.

Foreign Currency Risk. The Fund may be exposed to foreign currencies by using various instruments. Foreign currencies may fluctuate significantly over short periods for several reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce its returns. Foreign currencies may decline in value relative to the U.S. dollar and other currencies, affecting the Fund’s investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency derivatives may not always work as intended, and in specific cases, the Fund may be worse off than if it had not used such instrument(s). In the case of hedging positions, the U.S. dollar or other currency may decline in value relative to the foreign currency being hedged, thereby affecting the Fund’s investments. There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Fund may choose not to hedge its currency risks.

Fixed-Income Securities Risk. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates rise, the value of most income-producing instruments decreases to adjust the price to market yields. Interest rate risk is more significant for long-term debt securities than short-term and floating-rate securities. An issuer of a security may become unable to meet its obligations. This risk is more significant for securities that are rated below investment grade or that are unrated. Below are additional risks related to fixed-income securities.

Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial, or political conditions in general or that affect a particular type of instrument, issuer, guarantor, or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity, and value of an instrument. The value of an instrument may also decline for reasons that relate directly to the issuer, guarantor, or counterparty, such as management performance, financial leverage, reduced demand for goods and services, or an actual or perceived change in financial condition or reputation. The issuer, guarantor, or counterparty could also suffer a rapid decline in credit rating, adversely affecting the instrument’s value, price volatility, and liquidity. Credit ratings may not be an accurate assessment of liquidity or credit risk.

Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of and income generated by the investments. Interest rates may change due to various factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed- income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During rising interest rates, because changes in interest rates on adjustable-rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During declining interest rates, because the interest rates on adjustable-rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed-rate securities. Changing interest rates may adversely affect the Fund’s yield, returns, and performance. Changes in monetary policy may exacerbate the risks associated with changing interest rates.

Prepayment Risk. Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. If this happens, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These instruments are subject to prepayment risk and offer less potential for gains during declining interest rates.

High-Yield Bond Risk. Lower-quality bonds, known as high-yield bonds (or “junk bonds”), present a significant risk for loss of principal and interest. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. These bonds offer the potential for higher return but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor, or guarantor may be unable to make its interest and principal payments (credit quality risk). If that happens, the value of the bond may decrease, the Fund’s share price may decrease, and its income distribution may be reduced.

Derivatives Risk. Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and more significant than those associated with investing directly in securities, currencies, or other investments, including risks relating to leverage, market conditions, and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions, and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged.

Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Adviser is incorrect about its expectations of market conditions, using derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. The Fund’s derivatives may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity, and valuation risks. Certain risks are also specific to the derivatives in which the Fund invests.

Leverage Risk. The Fund’s use of derivative instruments may have the economic effect of financial leverage. Financial leverage magnifies the exposure to the movement in prices of an asset or class of assets underlying a derivative instrument. It may result in increased volatility, which means that the Fund will have the potential for greater losses than if it does not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV per share to be volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. In addition, the Fund’s costs to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. There can be no assurance that the Fund’s use of leverage will be successful. The Fund may experience leverage risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets needed to purchase the securities directly so that the remainder of the assets may be invested in other investments. Such investments may leverage the Fund because it may experience gains or losses not only on its investments in derivatives but also on the investments purchased with the remainder of the assets. If the value of the Fund’s investments in derivatives increases, this increases by declining values of the other investments. Conversely, it is possible that the rise in the value of the Fund’s non-derivative investments could be offset by a decline in the value of the Fund’s investments in derivatives. In either scenario, the Fund may experience losses. In a market where the value of the Fund’s investments in derivatives is declining, and the value of its other investments is declining, the Fund may experience substantial losses.

Counterparty Credit Risk. The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class, or other reference asset without purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the total amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.

Futures Contracts Risk. Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a specific price and date or cash settlement of the terms of the contract. The risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile, and using futures may increase the volatility of the Fund’s net asset value (“NAV”). Futures are also subject to leverage and liquidity risks.

Options Risk. Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or sell) a position in a security or contract to the writer of the option at a specific price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

Swap Agreements Risk . Swap agreements are contracts between the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with swap agreements differ from those associated with ordinary portfolio securities transactions because they could be considered illiquid, and many swaps trade on the OTC market. Swaps are subject to counterparty credit, correlation, valuation, liquidity, and leverage risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing specific margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.

Foreign Currency Forward Contracts Risk. Foreign currency forward contracts, including non-deliverable forwards (“NDFs”), are derivative instruments under a contract where the parties agree to a fixed price for an agreed amount of foreign currency at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract and include the risks associated with fluctuations in currency. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Using foreign currency forward contracts may expose the Fund to additional risks, such as credit, liquidity, and counterparty risks, that it would not be subject to if it invested directly in the securities or currencies underlying the foreign currency forward contract.

Performance Summary

The Fund was reorganized as of the close of business on or about November 8, 2024, from the Predecessor Fund, to a series of New Age Alpha Funds Trust (the “Reorganization”). While the Fund’s investment objective, principal investment strategies, fundamental investment restrictions, and risks are substantially similar to the Predecessor Fund and theoretically would have invested in the same portfolio of securities, the Fund’s performance may be different than the performance of the Predecessor Fund prior to the Reorganization due to, among other things, differences in fees and expenses, the investment adviser, and the portfolio management team.

The Fund has adopted the performance of the Predecessor Fund, and the performance information presented below for the Fund reflects the performance of the Predecessor Fund for periods before November 8, 2024. The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class A shares performance from year to year and by showing how the Fund’s average annual total returns for the one, five, and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compare with those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling (833) 840-3937 or visiting the Fund’s website at www.naafunds.com.

The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

Calendar Year Returns – Class A

The Fund’s year-to-date return through June 30, 2024 is 9.57%.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	June 30, 2020	16.67%
Lowest Quarter	March 31, 2020	-23.39%

Average Annual Total Returns

(for periods ended December 31, 2023)

	Inception	One Year	Five Years	10 Years or, if shorter, Since Inception
NAA World Equity Income Fund	10/1/1993
Class A shares Return Before Taxes		6.73%	8.58%	6.04%
Class A shares Return After Taxes on Distributions		5.90%	5.90%	4.17%
Class A shares Return After Taxes on Distributions and Sale of Fund Shares		3.96%	5.64%	3.96%
Class C shares Return Before Taxes	1/29/1999	10.24%	8.82%	5.76%
Institutional Class shares Return Before Taxes	5/2/2011	12.34%	9.94%	6.84%
Class P shares Return Before Taxes	5/1/2015	12.07%	9.64%	6.70%[1]
S&P Developed BMI Index
(reflects no deduction for fees, expenses, or taxes)		23.32%	12.62%	8.71%[3]
MSCI World Index (Net)[2]
(reflects no deduction for fees, expenses, or taxes)		23.79%	12.80%	8.60%[3]

1	Performance reflects return since inception of Class P shares.

2	The MSCI World Index (Net) returns reflect reinvested dividends net of foreign withholding taxes, but reflect no deductions for fees, expenses or other taxes. The returns are calculated by applying withholding rates applicable to non-resident persons who do not benefit from double taxation treaties. Withholding rates applicable to the Fund may be lower.

3	Performance of the benchmark index is shown for the same periods as shown for performance of Class A shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares. After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown above reflect applicable sales charges, if any.

Management of the Fund

New Age Alpha Advisors, LLC (d/b/a New Age Alpha) is the Fund’s investment adviser.

Portfolio Managers	Investment Experience with the Fund	Primary Title with Adviser
Armen Arus	Portfolio Manager since inception	Chief Executive Officer
Julian Koski	Portfolio Manager since inception	Chief Investment Officer
Hugo Chang	Portfolio Manager since inception	Head of Research
Konstantin Tourevski	Portfolio Manager since inception	Senior Portfolio Manager
Burak Hurmeydan	Portfolio Manager since inception	Head of Quantitative Strategies

Purchase and Sale of Fund Shares

The minimum investment amount is $ 2,500 for Class A and Class C shares. The minimum subsequent investment is $100. Class A and Class C shares do not have a minimum account balance. The minimum initial investment is $2 million for Institutional Class shares, although the Adviser may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million.

Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Ultimus Fund Distributors, LLC has an agreement for using Class P shares of the Fund in investment products, programs, or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount, or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone, or through your financial intermediary. Written requests to the Fund should be sent to the NAA World Equity Income Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus or call (833) 840-3937 for assistance.

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or any other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments are sometimes referred to as “revenue sharing.” Ask your salesperson or visit your financial intermediary’s website for more information.